SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2003


Commission     Registrant, State of Incorporation             I.R.S. Employer
File Number       Address and Telephone Number               Identification No.
-----------       ----------------------------               ----------------

1-8809      SCANA Corporation                                        57-0784499
            (a South Carolina Corporation)
            1426 Main Street, Columbia, South Carolina  29201
            (803) 217-9000

1-3375      South Carolina Electric & Gas Company                    57-0248695
            (a South Carolina Corporation)
            1426 Main Street, Columbia, South Carolina  29201
            (803) 217-9000

1-11429     Public Service Company of North Carolina, Incorporated   56-2128483
            (a South Carolina Corporation)
            1426 Main Street, Columbia, South Carolina  29201
            (803) 217-9000


                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






This combined Form 8-K is separately filed by SCANA Corporation, South Carolina Electric & Gas Company and Public Service Company of North Carolina, Incorporated. Information contained herein relating to any individual company is filed by such company on its own behalf. Each company makes no representation as to information relating to other companies.



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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         Exhibit 99.1  Press release dated October 24, 2003

         Exhibit 99.2  Transcript of Conference Call conducted October 24, 2003



Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 24, 2003, SCANA Corporation, issued the press release attached hereto as Exhibit 99.1 and conducted a conference call, the transcript of which is attached hereto as Exhibit 99.2. The press release discloses a non-GAAP measure, GAAP-adjusted net earnings from operations, which excludes from net income (loss) (i) the cumulative effects of mandated changes in accounting principles and (ii) the effects of sales of certain investments and impairment charges related to certain investments. Management believes that GAAP-adjusted net earnings from operations provides a meaningful representation of the Company's fundamental earnings power and improves comparability of period-over-period financial performance.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SCANA Corporation
                               South Carolina Electric & Gas Company
                          Public Service Company of North Carolina, Incorporated
                                       (Registrants)




October 27, 2003                  By:     s/James E. Swan, IV
                                          James E. Swan, IV
                                          Controller





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                                  EXHIBIT INDEX



Number


99.1     Press release dated October 24, 2003.

99.2    Transcript of conference call conducted October 24, 2003.